                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)  April 1, 2006
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                           VION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     000-26534                13-3671221
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(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)          Identification No.)

     4 Science Park, New Haven, CT                                06511
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (203) 498-4210
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On April 1, 2006, Vion Pharmaceuticals, Inc. (the "Company") entered into a
Consulting Agreement (the "Agreement"), with T W Doyle Consulting Inc. ("TWDC"), a corporation owned by Terrence W. Doyle, Ph.D., the former Vice President --
Chief Scientific Officer of the Company. The services rendered under the
Agreement will be performed by Dr. Doyle. At the Company's request, Dr. Doyle will assist in the search, evaluation and institution of discovery and pre-clinical development programs in the field of anti-cancer compounds being pursued by the Company during the term of the Agreement.

     The Agreement has an initial term of two years and may be extended for one additional year by mutual written consent of the parties. The Agreement may be terminated by the either party on 30 days' written notice. In addition, if Dr.
Doyle's employment with TWDC is terminated for any reason, the Agreement will terminate immediately upon termination of Dr. Doyle's employment.

     Under the Agreement, TWDC is entitled to receive an hourly fee of $150.00 for services actually rendered. Upon termination, the Company will be obligated to pay any fees and related expenses owed to TWDC for services rendered prior to such termination.

     The full text of the document referred to above is filed as an exhibit to this current report and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01(D) EXHIBITS.

Exhibit 10.1     Consulting Agreement, made as of April 1, 2006, by and between
                 Vion Pharmaceuticals, Inc. and T W Doyle Consulting Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VION PHARMACEUTICALS, INC.

Date: April 5, 2006                         By: /s/ Howard B. Johnson
                                                --------------------------------
                                            Name:  Howard B. Johnson
                                            Title: President and Chief
                                                   Financial Officer